Kelly Residential & Apartment Real Estate ETF
SCHEDULE OF INVESTMENTS
November 30, 2022 (Unaudited)

Number of Shares		Value
COMMON STOCKS 99.1%
	Real Estate 99.1%
384	American Homes 4 Rent - Class A	$12,699
333	Apartment Income REIT Corp.	12,671
635	Apartment Investment and Management Co. - Class A	5,321
113	AvalonBay Communities, Inc.	19,764
168	Boardwalk Real Estate Investment Trust (a)	6,176
66	BRT Apartments Corp.	1,362
106	Camden Property Trust	12,755
400	Canadian Apartment Properties REIT (a)	12,894
68	Centerspace	4,386
390	Elme Communities	7,706
194	Equity LifeStyle Properties, Inc.	12,885
311	Equity Residential	20,171
86	Essex Property Trust, Inc.	18,953
700	Independence Realty Trust, Inc.	12,684
613	InterRent Real Estate Investment Trust (a)	5,666
625	Invitation Homes, Inc.	20,394
516	Killam Apartment Real Estate Investment Trust (a)	6,470
137	Mid-America Apartment Communities, Inc.	22,589
179	Minto Apartment Real Estate Investment Trust (a)	1,916
103	NexPoint Residential Trust, Inc.	4,953
148	Sun Communities, Inc.	21,741
1,199	Tricon Residential, Inc. (a)	10,197
303	UDR, Inc.	12,565
231	UMH Properties, Inc.	4,068
343	Veris Residential, Inc. (b)	5,509
		276,495
	Total Common Stocks
	(Cost $362,333)	276,495

Kelly Residential & Apartment Real Estate ETF
SCHEDULE OF INVESTMENTS (continued)
November 30, 2022 (Unaudited)

Number of Shares		Value
MONEY MARKET FUNDS 0.9%
2,398	First American Government Obligations Fund - Class X, 3.67% (c)	$2,398
	Total Money Market Funds
	(Cost $2,398)	2,398

	Total Investments 100.0%
	(Cost $364,731)	278,893

	Other Assets in Excess of Liabilities 0.0% (d)	127

	TOTAL NET ASSETS 100.0%	$279,020

(a) U.S.-dollar denominated security of a foreign issuer.
(b) Non-Income Producing.
(c) 7-day yield.
(d) Rounds to less than 0.1%.

Investment Valuation
The net asset value (“NAV”) per share of the Kelly Residential & Apartment Real Estate ETF (the “Fund”) is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time. The Fund’s NAV per share is computed by dividing the Fund’s net assets by the number of shares outstanding. When calculating the NAV of the Fund’s shares, securities held by the Fund are valued at market quotations when reliable market quotations are readily available. Exchange traded securities and instruments (including equity securities, depositary receipts and ETFs) are generally valued at the last reported sale price on the principal exchange on which such securities are traded (at the NASDAQ Official Closing Price for NASDAQ listed securities), as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Over-the-counter (“OTC”) securities and instruments not traded on an exchange are generally valued at the last traded price. In the absence of a recorded transaction sale price or if the last sale price is unavailable, OTC securities are valued at the mean between last bid and ask, as quoted. If an ask price for an OTC security is unavailable, last bid price is used. Such valuations would typically be categorized as Level 1 or Level 2 in the fair value hierarchy described below.

When reliable market quotations are not readily available, securities are priced at their fair value in accordance with the Kelly Strategic ETF Trust’s valuation guidelines, which were approved by the Board of Trustees (the “Board”). The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may adversely affect the Fund’s ability to track its Index.

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of inputs used to value the Fund’s investments as of November 30, 2022:

Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$276,495	$-	$-	$276,495
Money Market Funds	2,398	-	-	2,398
Total	$278,893	$-	$-	$278,893

(a) See the Fund’s Schedule of Investments for sector classifications.